UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 21, 2006

Medis Technologies Ltd.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-30391 (Commission File No.)	13-3669062 (IRS Employer Identification No.)

805 Third Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number: (212) 935-8484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 21, 2006, we entered into letter agreements (as subsequently amended on April 26, 2006) with certain holders of our 6% senior convertible notes due July 15, 2010 pursuant to which such noteholders agreed to exchange an aggregate of $46,582,000 principal amount of their respective notes for an aggregate of 2,948,806 shares of our common stock. Such number of shares, which will aggregate 9.3% of our issued and outstanding common stock after giving effect to this transaction, includes 256,201 shares, valued at $30 per share, in lieu of future interest payments had such notes remained outstanding until their maturity, after giving effect to an eighteen month waiver of such payments.

The parties to the agreements and the number of shares issued in exchange for their respective notes, inclusive of future interest thereon, is set forth below:

Name	Principal Amount of Notes	Number of Shares
Merrill Lynch Investment Managers, L.P., on behalf of various advised funds	$35,930,000	2,274,495

McMahan Securities Co. L.P.	$1,193,000	75,522

JMG Triton Offshore Ltd.	$2,916,000	184,625

JMG Capital Partners L.P.	$2,917,000	184,625

Radcliffe SPC, Ltd., for and on behalf of the Class A Convertible Crossover Segregated Portfolio	$800,000	50,643

Whitebox Advisors, on behalf of Pandora Select Partners, LP	$2,276,000	144,079

Whitebox Advisors, on behalf of Whitebox Diversified Convertible Arbitrage Partners, LP	$550,000	34,817

We refer you to the letter agreements which are being furnished as exhibits to this report and incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 of this report is incorporated herein by reference. We claim an exemption from registration under the Securities Act of 1933 for the exchange of 2,692,605 shares of our common stock for the notes by reason of the provisions of Section 3(a)(9) of the Securities Act. We claim an exemption from registration under the Securities Act for the issuance of 256,201 shares of our common stock in lieu of future interest payments by reason of the provisions of Section 4(2) of the Securities Act and a representation by the noteholders that such shares were being acquired for investment purposes only and not with a present view to the resale or distribution of such shares.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired - None

(b)    Pro Forma Financial Information - None

(c)    Shell Company Transactions - None

(d)    Exhibits:

Exhibit No.	Description

10.1	Amended Letter Agreement, dated April 26, 2006, between us and Merrill Lynch Investment Managers, L.P., on behalf of the Funds
10.2	Amended Letter Agreement, dated April 26, 2006, between us and McMahan Securities Co. L.P.
10.3	Amended Letter Agreement, dated April 26, 2006, between us and JMG Triton Offshore Ltd.
10.4	Amended Letter Agreement, dated April 26, 2006, between us and JMG Capital Partners L.P.
10.5	Amended Letter Agreement, dated April 26, 2006, between us and Radcliffe SPC, Ltd., for and on behalf of the Class A Convertible Crossover Segregated Portfolio
10.6	Amended Letter Agreement, dated April 26, 2006, between us and Whitebox Advisors, on behalf of Pandora Select Partners, LP
10.7	Amended Letter Agreement, dated April 26, 2006, between us and Whitebox Advisors, on behalf of Whitebox Diversified Convertible Arbitrage Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIS TECHNOLOGIES LTD.

Dated: April 27, 2006	By:	/s/ Howard Weingrow
Name: Howard Weingrow
Title: Deputy Chairman and Chief Operating Officer